CONCIERGE Technologies Inc. GROWING TOGETHER

Building A Diversified, Profitable Organization to Drive Long-term Shareholder Value

February 2020

Disclaimer and Cautionary Note on Forward Looking Statements

This presentation of Concierge Technologies Inc. (the "company," "we," "us," or "our") includes "forward-looking statements" intended to qualify for the safe harbor from liability established by the Private Securities Litigation Reform Act of 1995. These statements relate to future events or to our future financial performance and involved known and unknown risks, uncertainties and other factors that may cause our actual results, levels of activity, performance, or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by these forward-looking statements. These statements include statements or assumptions about our plans, strategies, financial performance, financing plans, prospects, capital structure, cash flow, liquidity, goals and objectives for future operations or growth or future events. As a result, our actual results, performance or achievements may differ materially from those expressed or implied by these forward-looking statements. These statements may be identified by the use of words like "anticipate", "believe", "estimate", "expect", "intend", "may", "plan", "will", "should", "seek" and similar expressions and include any projections or estimates set forth herein. Such forward-looking statements are necessarily based upon estimates and assumptions that, while considered reasonable by the company and its management team, are inherently uncertain. A more complete description of these risks and uncertainties can be found in the company's filings with the U.S. Securities and Exchange Commission available for free at www.sec.gov. We caution you not to place undue reliance on any forward-looking statements, which are made as of the date of this presentation. We undertake no obligation to update any of these forward-looking statements to reflect actual results, new information or future events, changes in assumptions or changes in other factors affecting forward-looking statements, except to the extent required by applicable laws. If we update one or more forward-looking statements, no inference should be drawn that we will make additional updates with respect to those or other forward-looking statements.

Concierge Overview

Concierge Technologies identifies and acquires under-valued, established, diverse and profitable companies and manages its portfolio to facilitate growth.

- **Current corporate structure and leadership team formed in 2015**
- **Shares traded on:** OTCQB: CNCG
- **Annual revenue:** $27 million as of end of FY 2019
- **Shares outstanding:** 37.4 million common stock[1]
- **Fiscal year-end:** June 30

Examples of Recently Acquired Companies

Company	Description
USCF — INVEST IN WHAT'S REAL	*Asset manager of exchange-traded products (ETPs) and exchange-traded funds (ETFs)*
Brigadier Security Systems	*Comprehensive fire and security alarm security solutions provider*
GOURMET FOODS — THE TRADITIONAL TASTE OF NEW ZEALAND	*Commercial-scale baker of nationally recognized food products in New Zealand*
Original Sprout. Worry-Free Luxury™	*Branded manufacturer of vegan, non-toxic hair and skin products*

[1] As of December 31, 2019

Investment Highlights

- Unique public platform giving shareholders access to what we believe to be undervalued investment opportunities
- Diversified portfolio of income generating assets we believe are poised for success
- Track record of identifying, acquiring and managing businesses
- Access to value-play acquisition opportunities that are attracted to being part of a public platform
- Strong management team experienced in acquiring and operating businesses

Experienced Leadership and Board

Nicholas Gerber



Chairman of the Board & CEO

Since 2015

- Co-founded United States Commodity Funds, LLC and served as President and CEO, Jun. 2005 – Jun. 2015
- Co-founded Ameristock Corporation in Mar. 1995, a California-based investment adviser, Mar. 1995 – Jan. 2013
- Served as VP/CIO of Lyon's Gate Reinsurance Company, Ltd., Jun. 2003 - 2009

David Neibert



Director, Secretary and COO

Since 2002

- Served as CEO of Concierge, Apr. 2007 – Jan. 2015, then CFO, Feb. 2015 – Oct. 2017, and COO, Nov. 2017 to present
- Has continuously served as President of Kahnalytics, Inc. since May 2015 aka Original Sprout; Director and CFO of Gourmet Foods Ltd. since Aug. 2015 and Director for Brigadier Security Systems since Jun. 2016

Stuart Crumbaugh



Chief Financial Officer

Since 2017

- CFO since 2017 and also CFO of USCF since 2015
- From 2014-2015 served as CFO of Sikka Software Corporation, IP Infusion, Inc. and VP of Finance with Virage Logic, Inc.
- Served in various roles at Solera Holdings, Inc., including CFO for the Americas and Global VP of Finance, where he was instrumental in preparing and guiding Solera through its IPO in 2007

Derek Mullins

Director since 2017



Erin Grogan

Director since 2017



Joya Delgado Harris

Director since 2017



Matt Gonzalez

Director since 2013



Kelly Anderson

Director since 2019



Scott Schoenberger

Director since 2015



Kathryn Rooney

Director since 2017



Strategic Approach To Corporate Growth

1

Acquire diverse businesses to mitigate dependence on single segment.

2

Buy established companies with experienced management teams and what we believe to be sustainable business models.

3

Seek businesses that are easy to understand, with multiple suppliers, multiple customers and less susceptible to disruptive technologies or foreign competition.

4

Pay a fair price and reinvest profits to growth initiatives.

How We Manage Our Portfolio

Closely monitor performance of each operating unit, all of which are 100% owned.

Businesses led by founders and/or professional managers with experience in respective sectors.

Performance bonuses provide incentive at subsidiary levels.

Mandates at operating level for growth, both organically and through accretive bolt-on acquisitions.

Consistent reporting mechanisms, policies, procedures throughout organization.

Portfolio History and Performance

	Gourmet Foods	Brigadier Security Systems	USCF	Original Sprout
Date Acquired	August 2015	June 2016	December 2016	December 2017
Composition	Cash	Cash	Stock	Cash
Purchase Price	$1.8M	$1.5M	$42.5M	$3.5M
LTM Revenue at Acquisition	$4.0M	$3.1M	NA	$3.42M
LTM EBITDA at Acquisition	$104K	$159K	NA	$366K
LTM Revenue	$4.7M	$3.6M	$15.0M	$3.6M
LTM Adjusted EBITDA	$0.5M	$0.8M	$1.7M	$1.0M

Acquisition Strategy


Extensive Network
Identification Process
Evaluation Process
Negotiation Process
Acquisition

Extensive Network

- Strong business broker relationships
- Subsidiaries competitive landscape
- Subsidiary supply chain opportunities

Identification Process

- Strong management team
- Stable industry
- Growth
- Location
- Small to medium size businesses

Evaluation Process

- Physical Inspection
- Financial review
- Independent valuation
- Management Interviews
- Competitive analysis
- Customer interview

Negotiation Process

- Friendly negotiations to achieve mutual benefit
- We buy to hold, providing sellers security over business and employees
- Cash or stock purchases
- Generally allow sellers to continue to manage the business
- Shared resources of corporation and other subsidiaries

UCSF Investments

Founded: 2005

Acquired: December 2016

Headquarters: Walnut Creek, California

USCF
INVEST IN WHAT'S REAL

Financial asset manager of commodity exchange-traded products (ETPs) and exchange-traded funds (ETFs), structured as limited partnerships or investment trusts, with shares traded on NYSE Arca.

Developed and currently manage 8 ETPs and 3 ETFs across commodity and equity asset classes.

Average AUM for FY 2019 was at $2.7 billion.

FY 2019 Revenue: $15 million; Net Income: $0.7 million.

Brigadier Security Systems

Founded: 1983

Acquired: June 2016

Headquarters: Saskatoon, SK, Canada

Brigadier Security Systems

Products include access control, camera monitoring and motion detection, intrusion alarms, video doorbells, fire alarm monitoring panel installations and maintenance.

Authorized dealer in Canada for major brands, including Panasonic, Kantech, Honeywell.

One of the largest SecurTek dealer in Saskatchewan province. Headquartered in the 2 most populous cities of Saskatoon and Regina.

Provides comprehensive security solutions to homes, businesses, government offices, schools, public buildings.

FY 2019 Revenue: $3.6 million; Net Income before taxes and management fees: $0.5 million.[1]

1 As of 10Q Filed 11/4/2019

Brigadier Security Systems

Brigadier Security Systems




Brigadier Security Systems Ltd.








(306) 665-0401
Brigadier
SECURITY SYSTEMS

Gourmet Foods

Founded: 1966

Acquired: August 2015

Headquarters: Tauranga, New Zealand

Distributes both fresh and frozen products through supermarkets, convenience stores, cafes and service stations throughout New Zealand.

Expansion plans for current FY 2020 include operation of a mobile kitchen for outdoor events/publicity and the distribution of Original Sprout products through existing sales channel and infrastructure.

Commercial-scale bakery producing high-quality pastry products, nationally recognized traditional meat pies and patisseries under trademarked brands Ponsonby Pies and Pat's Pantry.

FY 2019 Revenue: $4.7 million; Net Income after taxes and management fees: $0.4 million.[1]

1 As of 10Q Filed 11/14/2019

Gourmet Foods

GOURMET FOODS
THE TRADITIONAL TASTE OF NEW ZEALAND









countdown

Through Distribution channels

ExxonMobil

SUPERVALU

PAK'nSAVE

NW New World

4 Four Square

freshchoice

Original Sprout

Founded: 2003

Acquired: December 2017

Headquarters: San Clemente, California

Original Sprout
Worry-Free Luxury™

Channels include grocery store chains, professional salons, health and beauty stores, family resorts (including Disneyland), retail and Internet outlets.

Products featured on Today Show, Modern Living with kathy ireland® and publications such as People magazine and Internet-based editorials.

Adding Gourmet Foods as a distribution center to better serve New Zealand and the South Pacific region.

Branded manufacturer of high-quality clean, non-toxic, 100% vegan, hair and skincare products, including a "reef-safe" sunscreen, distributed internationally.

FY June 30, 2019 Revenue: $3.6 million; Net Income after taxes: $0.4 million.

Original Sprout

Significant direct and indirect customers

Original Sprout
Worry-Free Luxury

- The Walt Disney Company
- Sprouts Farmers Market
- Matrix Star
- 6monkeys
- Akin's Natural Foods
- Chamberlin's
- Central Market – Really Into Food
- ABC Kids Salon Supply
- Bristol Farms
- Lassens Natural Foods & Vitamins
- Rocami
- Whole Foods Market
- Cool Cuts 4 Kids
- [spreadt]*
- MasterCuts
- Regis Corporation
- Earth Origins Market – natural choices, better health
- Target



Original Sprout
CLASSIC
CURL CALMER

crueltyfree
Vegan
MADE IN USA



Marygold & Co.

Founded: 2020

Status: Pre-launch

Soon Available: Apple Play and Google Play Stores

Marygold & Co.

A new operating subsidiary offers individuals and their families a secure way to send, receive, spend and save through its mobile platform anytime, anywhere, with no minimums and no credit checks.

A free debit and associated savings account with no monthly maintenance fee, a $0 minimum balance requirement to open the account, and FDIC-insured up to the maximum allowed.

The card is available for use anywhere Mastercard is accepted worldwide and can be used at nationwide network of no fee ATM's.

Customized, high APY%-earning money pool savings accounts with automated funding and goal mapping to support saving for life's notable events.

Soon available on both the Apple Play and Google Play stores as pre-launch, wait-list beta version, the app is expected to go live in Q2 2020, when funds will begin to be accepted.

Organic Growth Opportunities

USCF — INVEST IN WHAT'S REAL

- Develop new ETF's with innovative platforms and market drivers
- Explore blockchain and cryptocurrency opportunities

Brigadier Security Systems

- Increase market footprint in Saskatchewan
- Accelerate efforts to consolidate within the sector and obtain greater market share
- Introduce new product offerings (ex. fire alarm)

GOURMET FOODS — THE TRADITIONAL TASTE OF NEW ZEALAND

- Scale the business by increasing manufacturing and distribution channels through acquisition
- Pursue roll-up strategy in New Zealand and acquire export capabilities

Original Sprout — Worry-Free Luxury™

- Implement big-box distribution model to accelerate sales through thousands of new nationwide retail outlets
- Update packaging and brand design for U.S. distribution and increase international focus

Financial Overview

CONSOLIDATED BALANCE SHEETS

	Three Months Ended 31-Dec-19	Fiscal Year Ended 30-Jun-19
Current assets		
Cash and cash equivalents	$ 6,532,285	$ 6,481,815
Accounts receivable, net	811,699	939,649
Inventories	1,219,403	1,008,662
Investments	3,792,918	3,756,596
TOTAL ASSETS	$ 22,009,100	$ 21,253,608
Current liabilities		
Account payable and accrued expenses	$ 2,118,950	$ 2,867,081
Notes payable - related parties	3,500	3,500
TOTAL LIABILITIES	$ 4,551,963	$ 4,060,278
Stockholders' equity		
Retained earnings	8,132,839	8,152,861
Total stockholders' equity	17,457,137	17,193,330
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$ 22,009,100	$ 21,253,608

CONSOLIDATED STATEMENTS OF OPERATIONS

	Three Months Ended 31-Dec-19	Three Months Ended 31-Dec-18
Net revenue		
USCF	$ 2,839,718	$ 3,939,004
Food products	1,320,357	1,145,410
Security systems	733,533	714,069
Beauty products and other	902,928	897,457
Net revenue	5,796,536	6,695,940
Cost of revenue	1,724,507	1,751,280
Gross profit	4,072,029	4,944,660
Operating expense		
Other Operating Expenses	4,022,156	4,705,749
Depreciation and amortization	150,485	174,657
Total operating expenses	4,172,641	4,880,406
Income from operations	(100,612)	64,254
Total Other (expense) income	(15,190)	24,265
Income before income taxes	(115,802)	88,519
Benefit (Provision) of income taxes	40,888	(25,358)
Net income	$ (74,914)	$ 63,161

Segment Reporting


Revenue
$30,000,000
$25,000,000
$20,000,000
$15,000,000
$10,000,000
$5,000,000
$0
2017
2018
2019 1
USCF
Other 2


Net Income
$6,000,000
$5,000,000
$4,000,000
$3,000,000
$2,000,000
$1,000,000
$-
2017
2018
2019 1
USCF
Other 2

Note: Fiscal Year-End of June 30

[1] As of September 30, 2019

[2] Consolidated of Brigadier, Original Sprout, Gourmet Foods

Subsidiary Contributions



2019 Revenue Mix [1]
$3,656,566
19%
$2,770,512
14%
$2,785,134
15%
$9,900,021
52%
USCF
Original Sprout
Brigadier
Gourmet



2019 Net Income Mix [1]
$49,395
6%
$261,379
29%
$310,832
34%
$280,593
31%

Note: Excludes Corporate Headquarters' net loss after taxes $(1.2) million.

[1] As of September 30, 2019

Investment Highlights

- Unique public platform giving shareholders access to undervalued investment opportunities
- Diversified portfolio of income generating assets poised for continued success
- Proven track record of identifying, acquiring and managing businesses
- Access to value-play acquisition opportunities that are attracted to being part of a public platform
- Strong management team experienced in acquiring and operating businesses

CONCIERGE Technologies GROWING TOGETHER



Thank you!

For more information and questions please contact:

M-Vest, a Division of Maxim Group LLC.
Attn: Eddie Grossman
P: (212) 895 3500
E: egrossman@maximgrp.com